As Filed with the Securities and Exchange Commission on August 3, 2010

File Nos. 333-141909

811-09327

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 15

And

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Post-Effective Amendment No. 111

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

 (Exact Name of Registrant)

ALLSTATE LIFE INSURANCE COMPANY

 (Name of Depositor)

3100 Sanders Road

Northbrook, Illinois 60062

847-402-5000

(Address and Telephone Number of Depositor's Principal Executive Offices)

SUSAN L. LEES

 Senior Vice President, General Counsel and Secretary

Allstate Life Insurance Company

3100 Sanders Road, Suite J5B

Northbrook, Illinois 60062

(Name and Address of Agent for Service)

Copy to:

Beth A. Brown

 Corporate Counsel

Allstate Life Insurance Company

3100 Sanders Road, Suite J5B

Northbrook, IL 60062

Approximate Date of Proposed Sale to the Public: Continuous

It is proposed that this filing become effective: (check appropriate space)

[X] immediately upon filing pursuant to paragraph (b) of Rule 485

[_] on __________ pursuant to paragraph (b) of Rule 485

[_] 60 days after filing pursuant to paragraph (a) (i) of Rule 485

[_] on ______ pursuant to paragraph (a) (i) of Rule 485

[_] 75 days after filing pursuant to paragraph (a)(ii) of Rule 485

[_] on ______ pursuant to paragraph (a)(ii) of Rule 485

Title of Securities Being Offered: Units of interest in the Allstate Financial Advisors Separate Account I under deferred variable annuity contracts.

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Note:

Registrant is filing this Post-Effective Amendment No. 15 to Registration Statement No. 333-141909 for the purpose of including in the Registration Statement a Prospectus Supplement. The Prospectus, Statement of Additional Information and Part C that were filed as part of Post-Effective Amendment No. 14 filed with the SEC on April 14, 2010, are hereby incorporated by reference.  Financial statements for the Depositor and the Registrant, each dated December 31, 2009, are incorporated herein by reference to that Post-Effective Amendment. Other than as set forth herein, this Post-Effective Amendment does not amend or delete any other part of this Registration Statement.

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Allstate Life Insurance Company

ALLSTATE RETIREMENTACCESS VARIABLE ANNUITY B SERIES (“B SERIES”)
ALLSTATE RETIREMENTACCESS VARIABLE ANNUITY L SERIES (“L SERIES”)
ALLSTATE RETIREMENTACCESS VARIABLE ANNUITY X SERIES (“X SERIES”)

Supplement dated August 3, 2010
To Prospectus dated May 1, 2010

This Supplement should be read and retained with the current Prospectus for your annuity.  This Supplement is intended to update certain information in the Prospectus for the variable annuity you own, and is not intended to be a prospectus or offer for any other variable annuity listed here that you do not own.  If you would like another copy of the current Prospectus, please call us at 1-866-695-2647.

This supplement provides additional information regarding the pre-determined mathematical formula for TrueAccumulation® - Highest Daily (TrueAccumulation).

A.	True Accumulation

In the section of the prospectus entitled “Living Benefits – TrueAccumulation® - Highest Daily”  we replace the sub-section entitled “Key Feature – Allocation of Account Value “ with the following:

TrueAccumulation uses a predetermined mathematical formula to help manage your guarantees through all market cycles. The formula applicable to you may not be altered once you elect the benefit. This required formula helps us manage our financial exposure under TrueAccumulation, by moving assets out of certain Sub-accounts if dictated by the formula (see below).  In essence, we seek to preserve Account Value, by transferring it to a more stable option (i.e., one or more specified bond portfolios of Advanced Series Trust). We refer to the Sub-accounts corresponding to these bond portfolios collectively as the "AST bond portfolio Sub-accounts". The formula also contemplates the transfer of Account Value from an AST bond portfolio Sub-account to the other Sub-accounts. The formula is set forth in Appendix  E of this prospectus.   A summary description of each AST bond portfolio Sub-account appears within the prospectus section entitled "Investment Options." You will be furnished with a prospectus describing the AST bond portfolios. In addition, you can find a copy of the AST bond portfolio prospectus by going to www.accessallstate.com.

 For purposes of operating the TrueAccumulation formula, we have included within each Annuity several AST bond portfolio Sub-accounts.  Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2020, an AST bond portfolio whose underlying  investments generally mature in 2021, and so forth.  As discussed below, the formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. We will introduce new AST bond portfolio Sub-accounts in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit. If you have elected TrueAccumulation, you may have Account Value allocated to an AST bond portfolio Sub-account only by operation of the formula, and thus you may not allocate Purchase Payments to or make transfers to or from an AST bond portfolio Sub-account.

Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. The formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred.  On any day a transfer into or out of the AST bond portfolio Sub-account is made, the formula may dictate that a transfer out of one AST bond portfolio Sub-account be made into another AST bond portfolio Sub-account.  Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability", as described below.  In the formula, we use the term “Transfer Account” to refer to the AST bond portfolio Sub-account to which a transfer would be made.   As indicated, the AST bond portfolio Sub-accounts are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, in accordance with the formula applicable to you under the benefit, we determine which AST bond portfolio Sub-account your Account Value is transferred to, and under what circumstances a transfer is made.

In general, the formula works as follows.  Under the formula, Account Value will transfer  between the "Permitted Sub-accounts" and an AST bond portfolio Sub-account when dictated by the pre-determined mathematical formula.  On each Valuation Day, including the effective date of the benefit, the pre-determined mathematical formula is used to compare your Account Value to an amount based on the guarantees provided under the benefit.  The formula determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value.  Based on the formula, a determination is made as to whether any portion of your Account Value is to be transferred to or from the AST bond portfolio Sub-account.  In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as an amount that we refer to as the “Projected Future Guarantee.”  The “Projected Future Guarantee” is an amount equal to the highest Account Value (adjusted for withdrawals, additional  Purchase Payments, and any associated Credits as described in the section of the prospectus concerning TrueAccumulation –Highest Daily)  within the current benefit year that would result in a new guarantee.  For the Projected Future Guarantee, the assumed Guarantee Period begins on the current Valuation Day and ends 10 years from the next anniversary of the effective date of the benefit.  As such, a Projected Future Guarantee could cause a transfer of Account Value into an AST bond portfolio Sub-account.  We only calculate a Projected Future Guarantee if the assumed Guarantee Period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity.   The amount that is transferred to and from the AST bond portfolio Sub-accounts pursuant to the formula depends upon the factors set forth in the bullet points below, some of which relate to the guarantee amount(s), including the Projected Future Guarantee.

For each outstanding guarantee and the Projected Future Guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable "discount rate", would equal the applicable guarantee amount on the Maturity Date.  As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued).  The greatest of each such present value is referred to as the "current liability" in the formula.  The formula compares the current liability to the amount of your Account Value held within the AST bond portfolio Sub-account and to your Account Value held within the Permitted Sub-accounts. If the current liability, reduced by the amount held within the current AST bond portfolio Sub-account, and divided by the amount held within the Permitted Sub-accounts, exceeds an upper target value (currently, 85%), then the formula will make a transfer into the AST bond portfolio Sub-account, in the amount dictated by the formula (subject to the 90% cap feature discussed below).  If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount within the Permitted Sub-accounts, is less than a lower target value (currently, 79%), then the formula will transfer Account Value from the AST bond portfolio Sub-account into the Permitted Sub-accounts, in the amount dictated by the formula.

As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts. Where you have not elected the 90% cap feature, at any given time, some, none, or all of your Account Value may be allocated to an AST bond portfolio Sub-account.  For such elections, if your entire Account Value is transferred to an AST bond portfolio Sub-account, then based on the way the formula operates, the formula will not transfer amounts out of the AST bond portfolio Sub-account and the entire Account Value would remain in the AST bond portfolio Sub-account.  If you make additional Purchase Payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions.  Such additional Purchase Payments may or may not cause the formula to transfer money into or out of the AST bond portfolio Sub-account.  Once the Purchase Payments are allocated to your Annuity, they also will be subject to the formula, which may result in immediate transfers to or from the AST bond portfolio Sub-accounts, if dictated by the formula.  If you have elected the 90% cap feature discussed below,  at any given time, some, none, or most of your Account Value may be allocated to the AST bond portfolio Sub-accounts.

The amount that is transferred to and from the AST bond portfolio Sub-accounts pursuant to the formula depends upon a number of factors unique to your Annuity (and is not necessarily  directly correlated with the securities markets, bond markets, or interest rates, in general) including:

•	The difference between your Account Value and your guarantee amount(s);
•	The amount of time until the maturity of your guarantee(s);
•	The amount invested in, and the performance of, the Permitted Sub-accounts;
•	The amount invested in, and the performance of, the AST bond portfolio Sub-accounts;
•	The discount rate used to determine the present value of your guarantee(s);
•	Additional Purchase Payments, if any, that you make to the Annuity; and
•	Withdrawals, if any, taken from the Annuity.

Any amounts invested in the AST bond portfolio Sub-accounts will affect your ability to participate in a subsequent market recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the market recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected. The AST bond portfolio Sub-accounts are available only with certain optional living benefits, and you may not allocate Purchase Payments to or transfer Account Value to or from the AST bond portfolio Sub-accounts.

Transfers under the formula do not impact any guarantees under the benefit that have already been locked-in.

In the section of the prospectus entitled “Living Benefits – TrueAccumulation – Highest Daily” we replace the first paragraph of the sub-section entitled “OPTIONAL 90% CAP FEATURE FOR TRUEACCUMULATION – HIGHEST DAILY” with the following:

If you currently own an Annuity and have elected the TrueAccumulation – Highest Daily benefit, you can elect this optional feature, at no additional cost, which utilizes a new mathematical formula.  The predetermined mathematical formula is described below and will replace the “Transfer Calculation” portion of the mathematical formula currently used in connection with your benefit on a prospective basis.  This election may only be made once and may not be revoked once elected.  The formula is set forth in Appendix E of this prospectus, and  is described below.  Only the election of the 90% cap feature will prevent all of your Account Value from being allocated to an AST bond portfolio Sub-account.  If all of your Account Value is currently allocated to an AST bond portfolio Sub-account, it will not transfer back to the Permitted Sub-accounts unless you elect this 90% Cap feature.  If you make additional Purchase Payments, they may result in a transfer of Account Value.

As with the formula that does not include the 90% cap feature, the formula with the  90% cap feature  determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value.  In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as the “Projected Future Guarantee” (as described above).

B.	APPENDICES

      TrueAccumulation – Highest Daily

The formula for elections of TrueAccumulation – Highest Daily (including TrueAccumulation – Highest Daily with the 90% cap feature), where such an election was made prior to August 3, 2010 is as indicated in Appendix  E of the May 1, 2010 prospectus.   TrueAccumulation – Highest Daily is no longer available for election.

Appendix E also contains the following:

Formula for elections of TrueAccumulation – Highest Daily with 90% cap feature on or after August 3, 2010, subject to state approval. The operation of the formula is the same as for elections of TrueAccumulation – Highest Daily with 90% cap feature prior to August 3, 2010. The formula below provides additional information regarding the concept of the Projected Future Guarantee throughout the Transfer Calculation.

The following are the Terms and Definitions referenced in the Transfer Calculation Formula:
•	AV is the current Account Value of the Annuity
•	VV is the current Account Value of the elected Sub-accounts of the Annuity
•	VF is the current Account Value of the elected Fixed Rate Options of the Annuity
•	B is the total current value of the Transfer Account
•	Cl is the lower target value; it is established on the Effective Date and is not changed for the life of the guarantee
•	Ct is the middle target value; it is established on the Effective Date and is not changed for the life of the guarantee
•	Cu is the upper target value; it is established on the Effective Date and is not changed for the life of the guarantee
•	T is the amount of a transfer into or out of the Transfer Account
•
“Projected Future Guarantee” is an amount equal to the highest Account Value (adjusted for Withdrawals and additional Purchase Payments) within the current Benefit Year that would result in a new Guarantee Amount.  For the Projected Future Guarantee, the assumed Guarantee Period begins on the current Valuation Day and ends10 years from the next anniversary of the Effective Date.  We only calculate a Projected Future Guarantee if the assumed Guarantee Period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity.

The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.

The formula begins by determining for each Guarantee Amount and for the Projected Future Guarantee, the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the Guarantee Amount at the end of the Guarantee Period.  We call the greatest of these values the “current liability (L)”.

L = MAX (Li), where Li = Gi / (1 + di)(Ni/365).

Where:
•	Gi is the value of the Guarantee Amount or the Projected Future Guarantee
•	Ni is the number of days until the end of the Guarantee Period
•
di is the discount rate associated with the number of days until the end of a Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee).  The discount rate is determined by taking the greater of the Benchmark Index Interest Rate less the Discount Rate Adjustment, and the Discount Rate Minimum.  The applicable term of the Benchmark Index Interest Rate is the same as the number of days remaining until the end of the Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee).  If no Benchmark Index Interest Rate is available for such term, the nearest available term will be used.  The Discount Rate Minimum is determined based on the number of months since the Effective Date.

Next the formula calculates the following formula ratio (r):

r = (L – B) / (VV + VF).

If the formula ratio exceeds an upper target value, then Account Value will be transferred to the bond portfolio Sub-account associated with the current liability subject to the 90% cap feature.  If, at the time we make a transfer to the bond portfolio Sub-account associated with the current liability, there is Account Value allocated to a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.

The formula will transfer assets into the Transfer Account if r > Cu and if transfers have not been suspended due to the 90% cap  feature. Assets in the elected Sub-accounts and Fixed Rate Options, if applicable, are transferred to the Transfer Account in accordance with the Transfer provisions of the Rider.

The transfer amount is calculated by the following formula:

T = {Min(MAX(0,(.90 * (VV + VF + B)) - B), [L - B – (VV + VF) * Ct] / (1 – Ct))}

If the formula ratio is less than a lower target value, and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account and into the elected Sub-accounts.
The formula will transfer assets out of the Transfer Account if r < Cl and B > 0.

The transfer amount is calculated by the following formula:
T = {Min (B, - [L – B - (VV + VF) * Ct] / (1 – Ct))}

If, following a transfer to the elected Sub-accounts, there are assets remaining in a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.

90% Cap Feature:  If, on any Valuation Day the Rider remains in effect, a transfer into the Transfer Account occurs which results in 90% of the Account Value being allocated to the Transfer Account, any transfers into the Transfer Account will be suspended even if the formula would otherwise dictate that a transfer into the Transfer Account should occur.  Transfers out of the Transfer Account and into the elected Sub-accounts will still be allowed.  The suspension will be lifted once a transfer out of the Transfer Account occurs.  Due to the performance of the Transfer Account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the Transfer Account.

PART C

OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

Part C is hereby amended to include the following exhibits:

 (b) Exhibits

4(ad)  TrueAccumulation – Highest Daily Benefit Schedule Supplement (A-SCH-HDGROCAP(11/09)((8/10)).

10.   Consent of independent registered public accounting firm.

99.  Powers of  Attorney for Robert K. Becker, Mark A Green and Joseph P. Lacher Jr.

Item 25.  Directors and Officers of the Depositor

Name and Principal Business Address      Positions and Offices with Depositor
-----------------------------------      --------------------------------------------------------------

David A. Bird                             Director and Senior Vice President

Michael B. Boyle                       Director and Senior Vice President

Don Civgin                                 Director

Matthew S. Easley                     Director and Senior Vice President

Judith P. Greffin                         Director, Senior Vice President and Chief Investment Officer

Mark R. LaNeve                         Director

Susan L. Lees                             Director, Senior Vice President, General Counsel and
                                                      Secretary

Samuel H. Pilch                           Director, Group Vice President and Controller

John C. Pintozzi                          Director, Senior Vice President and Chief Financial Officer

Thomas J. Wilson                      Director and Chairman of the Board

Matthew E. Winter                     Director, President and Chief Executive Officer

Robert K. Becker                         Director and Senior Vice President

Mark A. Green                             Director and Senior Vice President

Joseph P. Lacher Jr.                    Director

Thomas W. Evans                      Senior Vice President and Chief Marketing Officer

Richard C. Crist Jr.                      Vice President and Chief Privacy Officer

D. Scott Harper                           Vice President

Mary J. McGinn                          Vice President and Assistant Secretary

Steven C. Verney                        Treasurer

Charles C. Baggs                         Assistant Vice President

Darryl L. Baltimore                      Assistant Vice President

James R. Baumstark                    Assistant Vice President

Errol Cramer                                 Assistant Vice President and Appointed Actuary

Lawrence W. Dahl                      Assistant Vice President

Sarah R. Donahue                       Assistant Vice President

Michael Downing                       Assistant Vice President

Lisa J. Flanary                            Assistant Vice President

Michael H. Haney                      Assistant Vice President

Keith A. Hauschildt                   Assistant Vice President and Chief Compliance Officer

Atif (A.J.) Ijaz                             Assistant Vice President

Mario Rizzo                                Assistant Vice President and Assistant Treasurer

Mary Springberg                       Assistant Vice President

Robert E. Transon                     Assistant Vice President

Timothy N. Vander Pas             Assistant Vice President

Richard Zaharias                        Assistant Vice President

Elliot A. Stultz                            Assistant Secretary

Paul N. Kierig                             Assistant Secretary

Dean M. Way                             Illustration Actuary

The principal business address of Mr. Bird and Mr. Baggs is 1776 American Heritage Drive, Jacksonville, Florida 32224.

The principal business address of Mr. Dahl and Mr. Way is 2940 South 84th Street, Lincoln, Nebraska 68506. The principal business address of the remaining officers and directors is 3100 Sanders Road, Northbrook, Illinois 60062.

Item 26.  Persons Controlled By or Under Common Control With Depositor or Registrant

Information in response to this item is incorporated by reference to the Form 10-K Annual Report of The Allstate Corporation filed February 25, 2010 (File #001-11840).

Item 27.  Number of Contract Owners

As of May 31, 2010, there were 934 contract owners.

Item 28.  Indemnification

The by-laws of Allstate Life provide for the indemnification of its Directors, Officers and Controlling Persons, against expenses, judgments, fines and amounts paid in settlement as incurred by such person, if such person acted properly. No indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of a duty to the Company, unless a court determines such person is entitled to such indemnity.

Insofar as indemnification for liability arising out of the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the registrant of expenses incurred by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29A.  Relationship of Principal Underwriter to Other Investment Companies

Allstate Distributors, L.L.C. ("Allstate Distributors") serves as principal underwriter to the following affiliated investment companies:

Allstate Financial Advisors Separate Account I

Allstate Life of New York Separate Account A

Item 29B.  Principal Underwriter

The directors and officers of Allstate Distributors, the principal underwriter, are as follows:

Name and Principal Business
Address* of Each Such Person        Positions and Offices with Underwriter
----------------------------        --------------------------------------------------

 Robert K. Becker                   Manager, Chairman of the Board and
                                                  Chief Executive Officer

 Matthew E. Winter                Manager

 D. Scott Harper                      Vice President

 Lisa J. Flanary                        Manager

 Susan L. Lees                         Manager and Assistant Secretary

 Timothy N. Vander Pas         Manager and President

 Bill Borst                                 Senior Vice President

 Russ Cobler                           Senior Vice President

 Richard C. Crist, Jr.              Vice President and Chief Privacy Officer

 Sarah R. Donahue                 Vice President

 Allen R. Reed                        Vice President, General Counsel and Secretary

 William D. Webb                   Treasurer

 Dana Goldstein                     Chief Compliance Officer

 Thomas Mahoney                Assistant Vice President

 Mary J. McGinn                     Assistant Secretary

 Mario Rizzo                             Assistant Treasurer

 Steven C. Verney                   Assistant Treasurer

 Gwenn Kessler                      Associate Vice President

 Joni Kirk                                Associate Vice President

 Ryran Klein                          Associate Vice President

* The principal business address of the foregoing officers and directors is 3100 Sanders Road, Northbrook, IL 60062.

Item 29C.  Compensation of Principal Underwriter

        (1)                               (2)                                (3)                                (4)                                 (5)
                                     Net Underwriting
  Name of Principal    Discounts and          Compensation on        Brokerage
    Underwriter            Commissions             Redemption               Commissions             Compensation
----------------------         -------------                 ----------------                   -----------                  ------------
Allstate Distributors       N/A                           N/A                               $0                                N/A

Item 30.  Location of Accounts and Records

The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder are currently maintained by the Administrator, The Prudential Insurance Company of America, at its processing center in Fort Washington, Pennsylvania.

Item 31.  Management Services

None.

Item 32.  Undertakings

Registrant promises to file a post-effective amendment to the Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted. Registrant furthermore agrees to include either as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or a toll-free number included in the prospectus that the applicant can use to request for a Statement of Additional Information. Finally, Registrant agrees to deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

Item 33.  Representations Pursuant To Section 403(b) Of The Internal Revenue Code

Allstate Life represents that it is relying upon the letter, dated November 28, 1988, from the Commission staff to the American Council of Life Insurance and that it intends to comply with the provisions of paragraphs 1-4 of that letter.

Item 34.  Representation Regarding Contract Expenses

Allstate Life represents that the fees and charges deducted under the Contracts described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Allstate Life under the Contracts.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Allstate Financial Advisors Separate Account I certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, all in the Township of Northfield, State of Illinois, on the  3rd day of August, 2010.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

 (REGISTRANT)

  By:  ALLSTATE LIFE INSURANCE COMPANY

  By:    /s/ Susan L. Lees

                        -------------------------------

                       Susan L. Lees

                       Senior Vice President,

                       General Counsel and Secretary

ALLSTATE LIFE INSURANCE COMPANY

 (DEPOSITOR)

               By:    /s/ Susan L. Lees

                        -------------------------------

                       Susan L. Lees

                       Senior Vice President,

                       General Counsel and Secretary

As required by the Securities Act of 1933, this amended Registration Statement has been duly signed below by the following Directors and Officers of Allstate Life Insurance Company on the  3rd day of August, 2010.

*/ROBERT K. BECKER                      Director and Senior Vice President
 -------------------------------------
   Robert K. Becker

*/DAVID A. BIRD                               Director and Senior Vice President
-------------------------------------
 David A. Bird

 */MICHAEL B. BOYLE                     Director and Senior Vice President
-------------------------------------
 Michael B. Boyle

 */DON CIVGIN                                  Director
-------------------------------------
 Don Civgin

 */MATTHEW S. EASLEY                Director and Senior Vice President
-------------------------------------
 Matthew S. Easley

*/MARK A. GREEN                           Director and Senior Vice President
-------------------------------------
 Mark A. Green

*/JOSEPH P. LACHER JR.                 Director
-------------------------------------
 Joseph P. Lacher Jr.

*/JUDITH P. GREFFIN                     Director, Senior Vice President and
-------------------------------------            Chief Investment Officer
 Judith P. Greffin

 */MARK R. LANEVE                       Director
-------------------------------------
 Mark R. LaNeve

 /s/SUSAN L. LEES                          Director, Senior Vice President,
-------------------------------------           General Counsel and Secretary
 Susan L. Lees

 */SAMUEL H. PILCH                      Director, Group Vice President and
-------------------------------------            Controller
 Samuel H. Pilch                                (Principal Accounting Officer)

 */JOHN C. PINTOZZI                     Director, Senior Vice President and
-------------------------------------            Chief Financial
 John C. Pintozzi                                Officer (Principal Financial Officer)

 */THOMAS J. WILSON                   Director and Chairman of the Board
-------------------------------------
 Thomas J. Wilson

 */MATTHEW E. WINTER              Director, President and Chief
-------------------------------------             Executive Officer
 Matthew E. Winter                           (Principal Executive Officer)

*/ By: Susan L. Lees, pursuant to Power of Attorney

Exhibit Index

4(ad) TrueAccumulation – Highest Daily Benefit Schedule Supplement (A-SCH-HDGROCAP(11/09)((8/10)).

10.   Consent of independent registered public accounting firm.

99.  Powers of Attorney – Robert K. Becker, Mark A. Green and Joseph P. Lacher Jr.